                              ARTICLES OF MERGER OF
                            HMS JEWELRY CO., LTD. AND
                              HMS OPERATING COMPANY
                                  WITH AND INTO
                             GDOL ACQUISITION , INC.


         Pursuant to the provisions of Article 5.01 of the Texas Business Corporation Act, HMS JEWELRY CO., LTD., a Texas limited partnership ("HMSLTD"), HMS OPERATING COMPANY ("HMSOP"), a Texas corporation and GDOL ACQUISITION, INC., a Texas corporation ("GDOL"), adopt the following Articles of Merger for the purposes of merging HMSLTD and HMSOP with and into GDOL.

         1. An Agreement and Plan of Merger ("Plan of Merger") was adopted in accordance with the provisions of Article 5.03 of the Texas Business Corporation Act providing for the merger of HMSLTD and HMSOP with and into GDOL, which will result in GDOL being the surviving corporation (the "Surviving Corporation") to be governed by the laws of Texas.

         The name of each of the undersigned corporations, the type of such corporation and the laws under which such corporation was organized are:

         Name of Corporation                   Type of Entity                   State
         -------------------                   --------------                   -----
         HMSLTD                             Limited Partnership                 Texas
         HMSOP                              Business Corporation                Texas
         GDOL                               Business Corporation                Texas

         2. The shareholders of HMSOP approved the Plan of Merger by written consent effective as of October 10, 2000. Harry M. Schmidt owns 1,000 shares of common stock (the only class of shares entitled to vote on the Plan of Merger) of HMSOP, constituting 100% of the issued and outstanding shares of common stock of HMSOP. The Plan of Merger was authorized by all action required by the laws under which it was formed or organized and by its constituent documents.

         3. HMSOP as the sole general partner of HMSLTD approved the Merger on behalf of HMSLTD in a manner authorized by the Agreement of Limited Partnership of HMSLTD. The Plan of Merger was authorized by all action required by the laws under which it was formed or organized and by its constituent documents.

         4. GDOL only has one class of authorized capital stock, designated as common stock, $0.01 par value per share. There were 10,000 shares of such common stock, constituting 100% of the issued and outstanding common stock of GDOL, outstanding and entitled to vote for or against the Plan of Merger. All 10,000 shares of common stock were voted "for" approval of the Plan of Merger. The Plan of Merger was authorized by all action required by the laws under which it was formed or organized and by its constituent documents.
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         5. GDOL, as the Surviving Corporation, agrees to be responsible for the payment of all fees and franchise taxes due and payable by HMSOP.

         6. The Articles of Incorporation of the Surviving Corporation, GDOL, are amended to change the name of the Surviving Corporation to "HMS Jewelry Company, Inc."

         7. The executed Plan of Merger is on file at the principal place of business of the Surviving Corporation at 4385 Sunbelt Drive, Addison, Texas 75244.

         8. A copy of such Plan of Merger will be furnished by the Surviving Corporation on written request and without cost to any shareholder of each domestic corporation or any partner of each domestic limited partnership that is a party to the Plan of Merger or to any creditor or obligee of the parties to the Merger at the time of the Merger if such obligation is then outstanding.

         Dated effective as of October 26, 2000.



                                       HMS JEWELRY CO., LTD.

                                       By:  HMS OPERATING COMPANY,
                                                Its General Partner



                                       By:  /s/ Harry M. Schmidt
                                           ---------------------------------
                                                Harry M. Schmidt, President


                                       HMS OPERATING COMPANY



                                       By:  /s/ Harry M. Schmidt
                                           ---------------------------------
                                                Harry M. Schmidt, President


                                       GDOL ACQUISITION, INC.


                                       By:  /s/ James G. Gordon
                                           ---------------------------------
                                                James G. Gordon, President